UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Semiannual Report
4.30.13

Ticker | **HTY**

Portfolio summary

Top 10 Holdings (25.1% of Net Assets on 4-30-13)[1,2]

Royal Dutch Shell PLC, ADR	3.2%	Nestle SA	2.2%

Vinci SA	3.0%	Duke Energy Corp.	2.1%

Muenchener Rueckversicherungs AG	3.0%	Verizon Communications, Inc.	2.1%

BAE Systems PLC	2.8%	Philip Morris International, Inc.	2.1%

PPL Corp.	2.6%	ConocoPhillips	2.0%

Top 10 Countries[1,2,3]

United States	42.9%	Netherlands	3.2%

United Kingdom	15.8%	Canada	2.8%

France	9.1%	Australia	2.1%

Germany	8.0%	Italy	1.9%

Switzerland	4.9%	Norway	1.0%

Sector Composition[1,3]

Utilities	19.6%	Financials	7.7%

Consumer Staples	14.2%	Consumer Discretionary	4.3%

Telecommunication Services	13.5%	Materials	2.9%

Industrials	10.6%	Information Technology	2.6%

Energy	9.0%	Short-Term Investments & Other	6.9%

Health Care	8.7%

1 As a percentage of net assets on 4-30-13.

2 Cash and cash equivalents not included.

3 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Fund’s investments

As of 4-30-13 (unaudited)

	Shares	Value
Common Stocks 92.3%		$110,805,942

(Cost $98,029,868)

Australia 2.1%		2,492,264
Telstra Corp., Ltd.	307,300	1,586,858

Westpac Banking Corp.	25,800	905,406

Canada 2.8%		3,347,739
BCE, Inc.	28,400	1,330,285

Shaw Communications, Inc., Class B	88,600	2,017,454

France 9.1%		10,869,067
Sanofi	22,200	2,384,136

SCOR SE	45,400	1,378,181

Total SA	46,900	2,369,475

Vinci SA	74,500	3,596,772

Vivendi SA	50,200	1,140,503

Germany 8.0%		9,605,729
BASF SE	22,800	2,129,733

Daimler AG	39,600	2,191,347

Deutsche Telekom AG	147,300	1,742,668

Muenchener Rueckversicherungs AG	17,700	3,541,981

Italy 1.9%		2,335,294
Terna Rete Elettrica Nazionale SpA	498,100	2,335,294

Netherlands 3.2%		3,840,305
Royal Dutch Shell PLC, ADR	56,500	3,840,305

Norway 1.0%		1,265,310
Orkla ASA	140,450	1,265,310

Philippines 0.5%		626,332
Philippine Long Distance Telephone Company, ADR	8,525	626,332

Switzerland 4.9%		5,882,673
Nestle SA	36,200	2,586,794

Novartis AG	10,400	773,284

Roche Holdings AG	3,300	826,185

Swisscom AG	3,600	1,696,410

Taiwan 0.9%		1,062,756
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	55,700	1,062,756

See notes to financial statements	Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	7

	Shares	Value
United Kingdom 15.8%		$18,993,373

AstraZeneca PLC, ADR	37,600	1,952,192

BAE Systems PLC	577,300	3,370,750

British American Tobacco PLC	29,850	1,654,353

Centrica PLC	101,900	588,081

Diageo PLC, ADR	4,800	586,560

FirstGroup PLC	329,900	1,083,308

GlaxoSmithKline PLC	77,200	1,991,678

Imperial Tobacco Group PLC	38,600	1,380,255

National Grid PLC	107,600	1,371,264

Severn Trent PLC	35,100	993,673

SSE PLC	44,500	1,076,606

United Utilities Group PLC	140,300	1,615,600

Vodafone Group PLC	435,100	1,329,053

United States 42.1%		50,485,100

Altria Group, Inc. (C)	62,600	2,285,526

Arthur J. Gallagher & Company (C)	27,100	1,150,395

AT&T, Inc. (C)	62,090	2,325,891

Automatic Data Processing, Inc.	11,700	787,878

Bristol-Myers Squibb Company	17,100	679,212

CenturyLink, Inc. (C)	52,000	1,953,640

CME Group, Inc.	20,400	1,241,544

ConocoPhillips (C)	39,500	2,387,775

Diamond Offshore Drilling, Inc. (C)	31,400	2,169,740

Dominion Resources, Inc.	15,900	980,712

Duke Energy Corp.	33,200	2,496,640

E.I. du Pont de Nemours & Company	24,600	1,340,946

Integrys Energy Group, Inc.	36,200	2,228,472

Lockheed Martin Corp. (C)	22,600	2,239,434

Lorillard, Inc. (C)	41,300	1,771,357

Merck & Company, Inc. (C)	38,900	1,828,300

Microchip Technology, Inc.	34,800	1,267,416

PepsiCo, Inc.	8,500	700,995

Philip Morris International, Inc.	25,800	2,466,222

PPL Corp. (C)	94,700	3,161,086

R.R. Donnelley & Sons Company (C)	91,600	1,127,596

Regal Entertainment Group, Class A	55,100	988,494

Reynolds American, Inc.	50,100	2,375,742

SCANA Corp. (C)	30,900	1,674,780

TECO Energy, Inc. (C)	92,400	1,767,612

The Southern Company	38,060	1,835,634

Vectren Corp.	37,900	1,423,524

Verizon Communications, Inc. (C)	45,780	2,468,000

Waste Management, Inc.	33,200	1,360,537

8	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report	See notes to financial statements

		Shares	Value
Preferred Securities 0.8%			$994,722

(Cost $854,267)

United States 0.8%			994,722
MetLife, Inc., Series B, 6.500% (C)		38,600	994,722

	Yield (%)	Shares	Value

Short-Term Investments 7.2%			$8,563,997

(Cost $8,563,997)

Money Market Funds 5.9%			7,063,997

State Street Institutional Treasury Money
Market Fund	0.000 (Y)	7,063,997	7,063,997

		Par value	Value
Repurchase Agreement 1.3%			$1,500,000

Repurchase Agreement with State Street Corp. dated 4-30-13 at
0.01% to be repurchased at $1,500,000 on 5-1-13, collateralized by $1,525,000 U.S. Treasury Notes, 0.625% due 8-31-17 (valued at
$1,532,625, including interest)		$1,500,000	1,500,000

Total investments (Cost $107,448,132)† 100.3%			$120,364,661

Other assets and liabilities, net (0.3%)			($352,749)

Total net assets 100.0%			$120,011,912

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(C) A portion of this security is segregated as collateral for options overlay. Total collateral value at 4-30-13 was $708,570.

(Y) The rate shown is the annualized seven-day yield as of 4-30-13.

† At 4-30-13, the aggregate cost of investment securities for federal income tax purposes was $108,326,980. Net unrealized appreciation aggregated $12,037,681, of which $13,270,495 related to appreciated investment securities and $1,232,814 related to depreciated investment securities.

The Fund had the following sector composition as a percentage of net assets on 4-30-13:

Utilities	19.6%
Consumer Staples	14.2%
Telecommunication Services	13.5%
Industrials	10.6%
Energy	9.0%
Health Care	8.7%
Financials	7.7%
Consumer Discretionary	4.3%
Materials	2.9%
Information Technology	2.6%
Short-Term Investments & Other	6.9%

See notes to financial statements	Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	9

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-13 (unaudited)

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $107,448,132)	$120,364,661
Cash	661
Foreign currency, at value (Cost $57,051)	57,530
Receivable for fund shares sold	21,276
Dividends and interest receivable	677,172
Other receivables and prepaid expenses	177,700
Total assets	121,299,000

Liabilities

Written options, at value (Premiums received $450,030)	1,215,300
Payable to affiliates
Accounting and legal services fees	3,400
Trustees’ fees	7,695
Other liabilities and accrued expenses	60,693

Total liabilities	1,287,088

Net assets	$120,011,912

Net assets consist of

Paid-in capital	$147,768,040
Accumulated distributions in excess of net investment income	(3,436,969)
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(36,486,287)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	12,167,128

Net assets	$120,011,912

Net asset value per share

Based on 9,651,330 shares of beneficial interest outstanding — unlimited
number of shares authorized with $0.01 par value	$12.43

10	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N TS

Statement of operations For the six-month period ended 4-30-13 (unaudited)

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$3,601,399
Interest	38
Less foreign taxes withheld	(201,525)

Total investment income	3,399,912

Expenses

Investment management fees	558,924
Accounting and legal services fees	11,869
Transfer agent fees	13,656
Trustees’ fees	19,171
Printing and postage	25,591
Professional fees	25,099
Custodian fees	31,666
Stock exchange listing fees	11,644
Other	26,456

Total expenses	724,076

Net investment income	2,675,836

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	3,123,357
Written options	(1,341,031)
Foreign currency transactions	5,899
1,788,225
Change in net unrealized appreciation (depreciation) of
Investments	8,054,079
Written options	(932,783)
Translation of assets and liabilities in foreign currencies	7,137
7,128,433
Net realized and unrealized gain	8,916,658

Increase in net assets from operations	$11,592,494

See notes to financial statements	Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	11

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Six months
	ended	Year
	4-30-13	ended
	(Unaudited)	10-31-12
Increase (decrease) in net assets

From operations
Net investment income	$2,675,836	$5,394,880
Net realized gain	1,788,225	2,525,806
Change in net unrealized appreciation (depreciation)	7,128,433	1,718,007

Increase in net assets resulting from operations	11,592,494	9,638,693

Distributions to shareholders
From net investment income	(6,108,219)[1]	(7,083,927)
From tax return of capital	—	(5,050,914)

Total distributions	(6,108,219)	(12,134,841)

From Fund share transactions
Issued in shelf offering	1,748,662	—
Issued pursuant to Dividend Reinvestment Plan	154,396	354,718

Total from Fund share transactions	1,903,058	354,718

Total increase (decrease)	7,387,333	(2,141,430)

Net assets

Beginning of period	112,624,579	114,766,009

End of period	$120,011,912	$112,624,579

Accumulated distributions in excess of net investment income	($3,436,969)	($4,586)

Share activity

Shares outstanding
Beginning of period	9,496,556	9,467,556
Shares issued	141,694	—
Issued pursuant to Dividend Reinvestment Plan	13,080	29,000
End of period	9,651,330	9,496,556

1 A portion of the distributions may be deemed a tax return of capital at year-end.

12	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	4-30-13[1]	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$11.86	$12.12	$12.98	$12.53	$12.92	$19.58
Net investment income[2]	0.28	0.57	0.64	0.64	0.72	1.05
Net realized and unrealized gain (loss)
on investments	0.93	0.45	(0.06)	1.25	0.42	(5.91)
Total from investment operations	1.21	1.02	0.58	1.89	1.14	(4.86)
Less distributions to
common shareholders
From net investment income	(0.64)[3]	(0.75)	(0.72)	(0.62)	(0.70)	(1.03)
From net realized gain	—	—	—	—	—	(0.38)
From tax return of capital	—	(0.53)	(0.72)	(0.82)	(0.83)	(0.39)
Total distributions	(0.64)	(1.28)	(1.44)	(1.44)	(1.53)	(1.80)
Anti-dilutive impact of shelf offering	—[4]	—	—	—	—	—
Anti-dilutive impact of repurchase plan	—	—	—	—	—[4,5]	—
Offering costs related to common shares	—	—	—	—	—[4]	—
Net asset value, end of period	$12.43	$11.86	$12.12	$12.98	$12.53	$12.92
Per share market value, end of period	$12.80	$12.37	$12.39	$13.66	$11.33	$11.00
Total return at net asset value (%)[6,7]	10.56[8]	8.49	4.62	16.33	11.05	(25.56)
Total return at market value (%)[6,7]	9.15[8]	10.69	1.63	35.39	17.94	(38.57)

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$120	$113	$115	$122	$117	$121
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.30[9]	1.27	1.28	1.25	1.29	1.23
Expenses net of fee waivers and credits	1.30[9]	1.27	1.28	1.25	1.29	1.23
Net investment income	4.79[9]	4.76	5.12	5.15	6.01	6.29
Portfolio turnover (%)	51	98	95	96	126	195

1 Six months ended 4-30-13. Unaudited.
2 Based on the average daily shares outstanding.
3 A portion of the distributions may be deemed a tax return of capital at year end.
4 Less than $0.005 per share.
5 The repurchase plan was completed at an average repurchase price of $11.09 for 17,400 shares. The redemption for the year ended 10-31-09 was $192,900 and had a less than $0.005 NAV impact.
6 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
7 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend, capital gain and tax return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
8 Not annualized.
9 Annualized.

See notes to financial statements	Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	13

Notes to financial statements

(unaudited)

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012, the Fund filed a registration statement with the Securities and Exchange Commission, registering an additional 1,200,000 common shares through an equity shelf offering program. Under this program, the Fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the Fund’s net asset value per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Funds in investment companies are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

14	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 4-30-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Australia	$2,492,264	—	$2,492,264	—
Canada	3,347,739	$3,347,739	—	—
France	10,869,067	—	10,869,067	—
Germany	9,605,729	—	9,605,729	—
Italy	2,335,294	—	2,335,294	—
Netherlands	3,840,305	3,840,305	—	—
Norway	1,265,310	—	1,265,310	—
Philippines	626,332	626,332	—	—
Switzerland	5,882,673	—	5,882,673	—
Taiwan	1,062,756	1,062,756	—	—
United Kingdom	18,993,373	2,538,752	16,454,621	—
United States	50,485,100	50,485,100	—	—
Preferred Securities
United States	994,722	994,722	—	—
Short-Term Investments	8,563,997	7,063,997	1,500,000	—

Total Investments in
Securities	$120,364,661	$69,959,703	$50,404,958	—
Other Financial
Instruments:
Written Options	($1,215,300)	($1,215,300)	—	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	15

income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which the Fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $37,228,151 available to offset future net realized capital gains as of October 31, 2012, which expires as follows: October 31, 2017 — $34,488,300 and October 31, 2018 — $2,739,851.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

16	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. The final determination of tax characteristics of the Fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders. A portion of the distributions paid may be deemed a tax return of capital for the year ended October 31, 2013.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, characterization of distributions and derivative transactions.

New accounting pronouncements. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities and in January 2013, Accounting Standards Update No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. These updates may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund invests in derivatives in order to meet its investment objective. The use of derivatives involves risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	17

option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the six months ended April 30, 2013, the Fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The following tables summarize the Fund’s written options activities during the six months ended April 30, 2013 and the contracts held at April 30, 2013.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of period	340	$218,700
Options written	3,765	4,120,215
Options expired	(655)	(533,627)
Options closed	(3,085)	(3,355,258)
Outstanding, end of period	365	$450,030

	EXERCISE	EXPIRATION	NUMBER OF
OPTIONS	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
NASDAQ 100 Index	$2,765	May-13	15	$58,488	($187,050)
Philadelphia
Semiconductor
Index	420	May-13	60	37,018	(151,500)
S&P 500 Index	1,550	May-13	175	349,468	(856,625)
S&P 500 Index	1,635	May-13	115	5,056	(20,125)
Total			365	$450,030	($1,215,300)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at April 30, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Written options, at value	Written options	—	($1,215,300)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2013:

	STATEMENT OF OPERATIONS
RISK	LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	($1,341,031)

18	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2013:

	STATEMENT OF OPERATIONS
RISK	LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized	($932,783)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Advisor under which the Fund pays a daily management fee to the Advisor equal to 1.00% annually of the Fund’s average daily gross assets. Under the advisory agreement, gross assets of the Fund means total assets of the Fund (including any form of investment leverage) minus the sum of accrued liabilities. The Advisor has subadvisory agreements with Epoch Investment Partners, Inc. and Analytic Investors, LLC (Analytic). On March 22, 2013, shareholders of the Fund approved a new subadvisory agreement for the Fund between the Advisor and Analytic, which manages the options strategy for the Fund. This was necessary as a result of a change in ownership of Analytic. The new subadvisory agreement is substantially the same as the prior agreement. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2013 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	19

Distributor. The Fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended April 30, 2013, compensation to the Distributor was $17,632. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The Fund is not responsible for payment of commissions to the sub-placement agent.

Note 6 — Fund share transactions

Transactions in common shares for the six months ended April 30, 2013 and the year ended October 31, 2012 are presented on the Statement of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $153,573 have been prepaid by the Fund. These costs are deducted from proceeds as shares are issued. To date, $18,137 has been deducted from proceeds of shares issued and the remaining $135,436 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $55,667,857 and $62,277,430, respectively, for the six months ended April 30, 2013.

20	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Additional information

Unaudited

Investment objective and policy

The Fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public in 2007. The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective of total return, the Fund will seek to emphasize high current income. The Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The Fund also intends to write call options on a variety of both U.S. and non-U.S. broad-based indices.

Dividends and distributions

During the six months ended April 30, 2013, distributions totaling $0.6400 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS*

December 31, 2012	$0.3200
March 28, 2013	0.3200
Total	$0.6400

*A portion of the distributions may be deemed a tax return of capital at year-end.

Subadvisory Agreement with Analytic Investors, LLC

Analytic Investors, LLC (Analytic) is responsible for formulating and implementing the options strategy for the Fund (Options Strategy). On December 31, 2012, Analytic entered into a transaction with Old Mutual Intermediary, LLC (the Analytic Transaction). As a result of the Analytic Transaction, the prior subadvisory agreement between John Hancock Advisers, LLC (the Advisor) and Analytic terminated upon the closing of the Analytic Transaction as required under the Investment Company Act of 1940, as amended.

At an in-person meeting on December 10–12, 2012, the Board approved a new subadvisory agreement with Analytic and, to ensure continuation of the subadvisory services provided by Analytic to the Fund, the Board also approved an interim subadvisory agreement with Analytic to continue in effect until shareholders of the Fund approve the new subadvisory agreement. The new subadvisory agreement with Analytic was approved by shareholders of the Fund at the Special Meeting of Shareholders held on March 22, 2013. The interim and the new subadvisory agreements are referred to as Analytic Agreement. A description of the Board’s evaluation and recommendation with respect to the Analytic Agreement is set forth below.

Board Consideration of Analytic Agreement

The Board, including all the Independent Trustees, approved the Analytic Agreement at the in-person meeting on December 10–12, 2012. In considering the approval of the Analytic Agreement, the Board took into account certain information and materials relating to Analytic that the Board had received and considered in connection with the annual evaluation of the prior subadvisory agreement between the Advisor and Analytic at the in-person meetings held on May 6–8 and June 3–5, 2012. A discussion of the bases of the Board’s approval of the prior agreement is included in the Fund’s annual shareholder report dated October 31, 2012.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	21

At the December 10–12, 2012 meeting, the Board revisited the factors it previously considered at the May 6–8 and June 3–5, 2012 meetings to the extent relevant to the Analytic Agreement. The Board also took into account other factors that it considered relevant in its evaluation of the Analytic Agreement, including its review of the information provided by Analytic with respect to changes since those meetings and information about the Analytic Transaction.

The Board reviewed the nature, extent and quality of services provided by Analytic, including the quality and depth of the investment professionals having principal investment responsibility for managing the Options Strategy and the capability and the performance record of those professionals. The Board considered Analytic’s history and experience providing services to the Fund, including the performance record of the Options Strategy and its effectiveness in reducing the overall volatility of the Fund’s performance. In evaluating the performance of the Options Strategy, the Board noted that the Options Strategy outperformed the options component of the CBOE S&P 500 BuyWrite Index for the year-to-date and the one-year and three-year periods ended September 30, 2012.

In addition to evaluating the nature, extent and quality of services provided by Analytic, the Board reviewed the contractual subadvisory fee payable to Analytic with respect to the Fund. The Board noted that the subadvisory fee is paid by the Advisor and not by the Fund and that the Board relies on the ability of the Advisor to negotiate the subadvisory fee at arm’s-length. The Board further noted that neither the advisory fee paid by the Fund nor the subadvisory fee paid by the Advisor will change under the Analytic Agreement.

In evaluating the impact of the Analytic Transaction, the Board noted that no changes were planned to the current portfolio management team or investment approach after the closing of the Analytic Transaction. In addition, the Board considered Analytic’s representations that the Analytic Transaction would provide Analytic with an opportunity to take advantage of full autonomy regarding its business, such as greater latitude to hire and reward investment and research staff and more freedom to pursue market opportunities.

Based on its review, the Board, including the Independent Trustees, determined that the terms of the Analytic Agreement, including the fee rate, were fair and reasonable and in the best interests of the Fund and its shareholders, and unanimously approved the Analytic Agreement.

Subadvisory Agreement with Epoch Investment Partners, Inc.

Epoch Investment Partners, Inc. (Epoch) is responsible for the day-to-day management of the Fund’s portfolio investments, other than the Fund’s call option strategy. On March 27, 2013, the parent company of Epoch, Epoch Holding Corporation, entered into a transaction with the Toronto-Dominion Bank (Epoch Transaction). As a result of the Epoch Transaction, the prior subadvisory agreement between John Hancock Advisers, LLC (the Advisor) and Epoch terminated upon the closing of the Epoch Transaction as required under the Investment Company Act of 1940, as amended.

At an in-person meeting on March 17–20, 2013, the Board approved a new subadvisory agreement with Epoch and, to ensure continuation of the subadvisory services provided by Epoch to the Fund, the Board also approved an interim subadvisory agreement with Epoch to continue in effect until shareholders of the Fund approve the new subadvisory agreement. Epoch currently performs subadvisory services for the Fund pursuant to the interim subadvisory agreement. In addition, a special meeting of shareholders has been scheduled for June 27, 2013 for the purpose of approving the new subadvisory agreement with Epoch.

The interim and the new subadvisory agreements are referred to as Epoch Agreement. A description of the Board’s evaluation and recommendation with respect to the Epoch Agreement is set forth below.

22	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

Board Consideration of Epoch Agreement

At an in-person meeting on March 17–20, 2013, the Board, including all the Independent Trustees, approved the Epoch Agreement. In considering the approval of the Epoch Agreement, the Board took into account certain information and materials relating to Epoch that the Board had received and considered in connection with the annual evaluation of the prior subadvisory agreement between the Advisor and Epoch at the in-person meetings held on May 6–8 and June 3–5, 2012. A discussion of the bases of the Board’s approval of the prior agreement is included in the Fund’s annual shareholder report dated October 31, 2012.

At the March 17–20, 2013 meeting, the Board revisited the factors it previously considered at the May 6–8 and June 3–5, 2012 meetings to the extent relevant to the Epoch Agreement. The Board also took into account other factors that it considered relevant in its evaluation of the Epoch Agreement, including its review of the information provided by Epoch with respect to changes since those meetings and information about the Epoch Transaction.

The Board reviewed the nature, extent and quality of services provided by Epoch, including the quality and depth of the investment professionals having principal investment responsibility for managing the underlying equity strategy for the Fund and the capability and the performance record of those professionals. The Board considered Epoch’s history and experience providing services to the Fund since its inception, including the Fund’s performance record. In evaluating the Fund’s performance, the Board noted that the Fund outperformed the MSCI World ND Index for the three and five-year periods ended December 31, 2012, but underperformed the Index for the one-year period ended December 31, 2012.

In addition to evaluating the nature, extent and quality of services provided by Epoch, the Board reviewed the contractual subadvisory fee rate payable to Epoch. The Board noted that the subadvisory fee is paid by the Advisor and not by the Fund and that the Board relies on the ability of the Advisor to negotiate the subadvisory fee at arm’s-length. The Board further noted that neither the advisory fee paid by the Fund nor the subadvisory fee paid by the Advisor will change under the Epoch Agreement. In evaluating the impact of the Epoch Transaction, the Board noted that no changes were planned to the current portfolio management team or investment approach after the completion of the Epoch Transaction.

Based on its review, the Board, including the Independent Trustees, determined that the terms of the Epoch Agreement, including the fee rate, were fair and reasonable and in the best interests of the Fund and its shareholders, and unanimously approved the Epoch Agreement.

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	23

participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com by clicking on EquityAccess & More. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive

24	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

Effective July 1, 2013, the Plan will be revised to reflect an updated definition of the market price. Under the revised Plan, “market price” will be defined as “the last sale price for the Fund’s shares in the market on that date as of the close of regular trading on the New York Stock Exchange (NYSE), or, if there is no sale in the market on that date or sale prices are not available, then the mean between the closing bid and asked quotations for such shares on such date.” This definition will replace the current definition, stating that “market price” is “the last sale price for the Fund’s shares on the New York Stock Exchange (NYSE) on that date, or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such shares on the NYSE on such date.”

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, RI 02940-3006
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meetings

Special Meeting of Shareholders

The Fund held a Special Meeting of Shareholders on March 22, 2013. The following proposal was considered by the shareholders:

Proposal: To approve a new subadvisory agreement for John Hancock Tax-Advantaged Global Shareholder Yield Fund between John Hancock Advisers, LLC and Analytic Investors, LLC (the Agreement).

Shareholders of the Fund approved the Agreement and the votes cast with respect to this proposal are set forth below:

FOR	AGAINST	ABSTAIN

4,619,249.384	83,516.964	162,951.044

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	25

Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve until the expiration of their respective terms as shown below.

Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below:

For a Term to Expire in 2016:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Deborah C. Jackson	7,865,469	232,810
James M. Oates	7,854,076	244,203
Steven R. Pruchansky	7,874,238	224,041
Non-Independent Trustee
Craig Bromley	7,884,775	213,504

For a Term to Expire in 2015:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	7,841,405	256,874
Peter S. Burgess	7,842,049	256,230
Theron S. Hoffman	7,871,516	226,763
Non-Independent Trustee
Warren A. Thomson	7,891,529	206,750

For a Term to Expire in 2014:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	7,863,431	234,848
Grace K. Fey	7,841,928	256,351
Hassell H. McClellan	7,840,126	258,153
Gregory A. Russo	7,855,037	243,242
Non-Independent Trustee
James R. Boyle	7,867,808	230,471

26	Tax-Advantaged Global Shareholder Yield Fund | Semiannual report

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Steven R. Pruchansky,		Subadvisors
Vice Chairman	Andrew G. Arnott	Epoch Investment Partners, Inc.
Charles L. Bardelis*	Executive Vice President	Analytic Investors, LLC
James R. Boyle†
Craig Bromley†	Thomas M. Kinzler	Custodian
Peter S. Burgess*	Secretary and Chief Legal Officer	State Street Bank and
William H. Cunningham		Trust Company
Grace K. Fey	Francis V. Knox, Jr.
Theron S. Hoffman*	Chief Compliance Officer	Transfer agent
Deborah C. Jackson		Computershare Shareowner
Hassell H. McClellan	Charles A. Rizzo	Services, LLC
Gregory A. Russo	Chief Financial Officer
Warren A. Thomson†		Legal counsel
	Salvatore Schiavone	K&L Gates LLP
*Member of the	Treasurer
Audit Committee		Stock symbol
†Non-Independent Trustee		Listed New York Stock
Exchange: HTY

For shareholder assistance refer to page 25

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Semiannual report | Tax-Advantaged Global Shareholder Yield Fund	27

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P14SA 4/13
MF142353	6/13

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By:	/s/ Hugh McHaffie
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Hugh McHaffie
President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
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Hugh McHaffie
President

Date:	June 26, 2013

By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date:	June 26, 2013